Item 12 (b).  Exhibits.


                            SECTION 906 CERTIFICATION

                   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


    Balanced Strategy Fund                   International Fund
    Cornerstone Strategy Fund                International Fund - Adviser Shares
    Growth & Tax Strategy Fund               World Growth Fund
    Emerging Markets Fund                    World Growth Fund - Adviser Shares
    Emerging Markets Fund - Adviser Shares   GNMA Trust
    Treasury Money Market Trust              GNMA Trust - Adviser Shares
    Precious Metals and Minerals Fund        Managed Allocation Fund
    Precious Metals and Minerals Fund - Adviser Shares


In connection with the Semi Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2010, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:     01/26/2011                    /S/ CHRISTOPHER W. CLAUS
        ________________                ___________________________________
                                        Christopher W. Claus
                                        President





                            SECTION 906 CERTIFICATION

                    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


    Balanced Strategy Fund                   International Fund
    Cornerstone Strategy Fund                International Fund - Adviser Shares
    Growth & Tax Strategy Fund               World Growth Fund
    Emerging Markets Fund                    World Growth Fund - Adviser Shares
    Emerging Markets Fund - Adviser Shares   GNMA Trust
    Treasury Money Market Trust              GNMA Trust - Adviser Shares
    Precious Metals and Minerals Fund        Managed Allocation Fund
    Precious Metals and Minerals Fund - Adviser Shares

In connection with the Semi Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2010, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:       01/26/2011                /S/ ROBERTO GALINDO, JR.
         ________________            _________________________________
                                     Roberto Galindo, Jr.
                                     Treasurer